                                                                    EXHIBIT 10.1

                            REGISTRATION AGREEMENT

          REGISTRATION AGREEMENT ("Agreement"), dated as of February 13, 2001, between PRIDE INTERNATIONAL, INC., a Louisiana corporation ("Pride"); and The Beacon Group Energy Investment Fund, L.P., a Delaware limited partnership ("Beacon"); Transocean Sedco Forex, Inc., a Cayman Islands company ("Transocean"); SWD, L.L.C., a Delaware limited liability company and wholly subsidiary of Beacon ("SWD"); and Sedco Forex International, Inc., a Panamanian corporation and wholly owned indirect subsidiary of Transocean ("SFI") (Beacon, Transocean, SWD and SFI being sometimes hereinafter referred to individually as a "Shareholder" and collectively as the "Shareholders").

          WHEREAS, pursuant to and subject to the terms and conditions of a Memorandum of Agreement dated February 8, 2001 (the "Purchase Agreement"),
Pride and its affiliates have acquired the drilling vessels "Sedco Explorer" and "Drill Star" from Sea Wolf Drilling Limited, a Bermuda limited duration company ("Sea Wolf"), and its wholly owned subsidiaries; and

          WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, SWD and SFI are receiving an aggregate 3,035,454 shares of Common Stock, without par value, of Pride ("Pride Common Stock"), which are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (the "Act");

          WHEREAS, 75% of the equity of Sea Wolf is owned by SWD and the remaining 25% is owned by SFI, and SWD and SFI intend to distribute, or cause to be distributed, all or a portion of the Pride Common Stock received pursuant to the Purchase Agreement to Beacon and Transocean or to certain of their respective Affiliates (as such term is defined in the Purchase Agreement); and

          WHEREAS, Pride has agreed, subject to the terms and conditions contained herein and in the Purchase Agreement, to execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

          1.   Registration.

          (a) In consideration of the willingness of the SWD and SFI to accept the shares of Pride Common Stock pursuant to the Purchase Agreement, and subject to the performance by each Shareholder and by each of its Affiliates to which any of the Pride Common Stock shall be distributed (an "Affiliated Selling Shareholder") of their covenants set forth herein, Pride (i) shall prepare and file, within 15 business days following the Closing (as defined in the Purchase Agreement) of all of the transactions provided for in the Purchase Agreement, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, or if Pride is not eligible to use Form S-3, a registration statement on Form S-1, (the "Registration Statement") with respect to the offering and sale by the Shareholders or their respective Affiliated Selling Shareholders, on a delayed or continuous basis pursuant to Rule 415 under the Act, of the 3,035,454 shares of Pride Common Stock issued pursuant to the Purchase Agreement (the "Shares"), and (ii) shall use its best lawful efforts to cause the Registration Statement to become effective as soon as possible after the filing thereof so as to permit the secondary resale of the Shares by Shareholder. As used herein, the term "Registration Statement" means the Registration Statement, including exhibits and financial statements and schedules and documents incorporated by reference therein, as amended, when it becomes effective under the Act and, in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date. As used herein, the term "Prospectus" means the prospectus included in the Registration Statement as of the date it becomes effective under the Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Shares. At least five business days prior to filing with the Commission of the Registration Statement or Prospectus or any supplements or amendments thereto, Pride shall furnish draft copies thereof (excluding the documents incorporated by reference therein) to each Shareholder for its review and comment.

          (b) Pride will use its best lawful efforts to cause the Registration Statement to remain effective, and to file with the Commission such amendments and supplements as may be necessary to keep the Prospectus current and in compliance in all material respects with the Act, until the earlier to occur of the following: (i) the date on which restrictions on sales of the Shares by all Shareholders or their respective Affiliated Selling Shareholders would otherwise terminate pursuant to Rule 144(k) under the Act (as such rule or any successor rule shall be amended from time to time); (ii) the sale of all of the Shares covered by the Registration Statement, whether pursuant to the Registration Statement or otherwise; or (iii) the second anniversary of the closing of the transactions provided for in the Purchase Agreement. If the Registration Statement ceases to be effective for any reason at any time after it is first declared effective by the Commission (other than because of the sale of all of the Shares registered thereunder), Pride shall use its best lawful efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall, within 30 days after such cessation of effectiveness, amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof.

          (c) Pride shall furnish to each Shareholder a conformed copy of the Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each post-effective amendment or supplement thereto as may reasonably be required to facilitate the distribution of the Shares. Promptly after the Registration Statement has been declared effective by the Commission, Pride shall furnish to each Shareholder a copy of the Commission's order to that effect. Thereafter, in the event that any stop order suspending the effectiveness of the Registration Statement is issued or any proceedings for that purpose are instituted or threatened by the Commission, Pride will promptly so notify each Shareholder.

          (d) The Registration Statement shall be prepared by Pride in accordance with the Act and the rules and regulations promulgated thereunder. The section of the Prospectus entitled "Selling Shareholders" shall be prepared in accordance with the requirements of Item 507 of Regulation S-K promulgated by the Commission ("Regulation S-K") and shall be based upon the information provided by the Shareholders to Pride pursuant to Section 3(a). The section of the Prospectus entitled "Plan of Distribution" shall be prepared in accordance with the requirements of Item 508 of Regulation S-K and shall provide that the Shareholders or their respective Affiliated Selling Shareholders who are among the persons named in the Prospectus as "Selling Shareholders" may distribute the Shares pursuant to the Registration Statement from time to time in one or more transactions on the New York Stock Exchange, including block trades, in negotiated transactions or in a combination of any such methods of sale or pursuant to any other method or plan of distribution as shall be furnished in writing to Pride by or on behalf of the Shareholders.

          (e) Pride will, if necessary, register or qualify the Shares to be sold under the securities or blue sky laws of such jurisdictions in the United States as any Shareholder shall reasonably request; provided, however, that Pride shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of Shares, or to subject itself to taxation in any jurisdiction where it has not therefore done so.

          (f) Pride will immediately notify the Shareholders in writing (i) of the happening of any event as a result of which the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to the Registration Statement or other document relating to such offering and any other written communication relating thereto.

          2. Expenses of Registration. All expenses in connection with the Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Shares shall, as between the Shareholders and Pride, be borne as follows:

          (a) Except as set forth in Section 2(c), Pride shall pay and be responsible for all fees and expenses incident to the performance of its obligations hereunder, including without limitation the registration fee payable under the Act, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 1(e)), all fees and disbursements of Pride's counsel and

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accountants, and any other accountants who have expressed an opinion on any separate financial statements included or incorporated by reference in the Prospectus, listing fees, and the cost of printing or photocopying the Registration Statement and the Prospectus. Pride will not be required to engage the services of a printer with respect to the Registration Statement or the Prospectus.

          (b) The Shareholders shall pay all fees and disbursements of their own counsel and advisers, all stock transfer fees (including the cost of all transfer tax stamps) or related stock transfer expenses, if any, and all other expenses (including brokerage discounts, commissions and fees) related to the distribution of the Shares that have not expressly been assumed by Pride.

          (c) The Shareholders shall pay and be responsible for all fees and disbursements of Pride's counsel and accountants, and any other accountants who have expressed an opinion on any separate financial statements included or incorporated by reference in the Prospectus, and the cost of printing or photocopying the Registration Statement or Prospectus incident to the performance of Pride's obligations hereunder for any amendment of or supplement to the Registration Statement or the Prospectus after the Registration Statement has become effective under the Act related to any change in the sections of the Prospectus entitled "Selling Shareholders" or "Plan of Distribution" that is requested by any Shareholder.

          3. Shareholders' Covenants Regarding the Shares. Each Shareholder, for itself and for each of its Affiliated Selling Shareholders, covenants and agrees with Pride that:

          (a) It will cooperate with Pride in connection with the preparation of the Registration Statement, and for so long as Pride is obligated to keep the Registration Statement effective, it will provide to Pride, in writing, for use in the Registration Statement, all information regarding itself and such other information as may be necessary to enable Pride to prepare the Registration Statement and Prospectus covering the Shares and to maintain the effectiveness thereof.

          (b) During such time as it may be engaged in a distribution of the Shares, it will comply with Rule 10b-5 and Regulation M promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and pursuant thereto will, among other things: (i) not engage in any stabilization activity in connection with the securities of Pride in contravention of such Rule or Regulation; (ii) distribute the Shares solely in the manner described in the Prospectus; (iii) cause to be furnished to each agent or broker-dealer to or through whom the Shares may be offered, or to the offeree if an offer is made directly by it, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree or applicable law; and (iv) not bid for or purchase any securities of Pride or attempt to induce any person to purchase any securities of Pride other than as permitted under the Exchange Act.

          (c) Upon notice requiring the suspension of the distribution of any of the Shares pursuant to the provisions of Section 4, it shall cease distributing the Shares until such time

                                       4
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as Pride or the managing underwriter or underwriters notify it that distribution of the Shares may recommence.

          4.   Suspension of the Distribution of the Shares.

          (a) If the Chief Executive Officer or Chief Financial Officer of Pride determines in his or her good faith judgment that the distribution of any of the Shares would interfere with any material pending financing, acquisition, corporate reorganization or any other corporate development involving Pride or any of its subsidiaries and would require premature disclosure thereof that could be detrimental to Pride, and promptly gives each Shareholder written notice of such determination, Pride shall be entitled to require all Shareholders and, if applicable, their respective Affiliated Selling Shareholders to suspend their distribution of the Shares for a reasonable period of time (a "Suspension Period"). A Suspension Period shall commence on and include the date specified as such in the written notice to the Shareholders (but shall not commence on any day prior to the date on which Pride provides such written notice) and shall end on the date on which each Shareholder is advised in writing by Pride that distribution of the Shares may be resumed.
Such written notice shall contain a general statement of the reasons for such suspension and an estimate of the anticipated period of suspension. In no event shall the aggregate number of days in which Suspension Periods are in effect pursuant to this Section 4(a) exceed (i) 60 days prior to September 1, 2001 or
(ii) 120 days during any period of twelve consecutive calendar months; provided that (i) a single Suspension Period shall not exceed 30 consecutive days and
(ii) there shall be a minimum of 10 days between any two Suspension Periods. Pride will promptly notify the Shareholders in writing after an event or circumstance giving rise to a Suspension Period no longer exists.

          (b) If Pride shall file a registration statement pursuant to which Pride may offer through an underwriter or group of underwriters Pride Common Stock or securities convertible into or exchangeable or exercisable for Pride Common Stock, and the managing underwriter or underwriters advise Pride that a sale or distribution of the Shares would adversely affect such offering, then upon written notice by or on behalf of such underwriters, the Shareholders and their Affiliated Selling Shareholders shall, to the extent not inconsistent with applicable law, suspend the distribution of any of the Shares during the 10-day period prior to and the 30-day period following the date of the prospectus or prospectus supplement in respect of such offering, with such 30-day period being subject to early termination by the managing underwriter or underwriters. This
Section 4(b) shall not be applicable unless Pride and its directors, executive officers and other Affiliates are subject to written restrictions on their disposition of Pride Common Stock for a period at least as long as that applicable to the Shareholders.

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

          5.   Indemnification.

          (a) Pride will indemnify and hold harmless each Shareholder and each Affiliated Selling Shareholder, their respective directors and officers and each person, if any, who controls each Shareholder and each Affiliated Selling Shareholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Shareholder Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, to which the Shareholder Indemnified Parties may become subject, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by Pride of the Securities Act or any rule or regulation thereunder applicable to Pride and relating to any action or inaction required of Pride; and, subject to Section 5(c), Pride will reimburse the Shareholder Indemnified Parties for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that Pride will not indemnify or hold harmless any Shareholder Indemnified Party from or against any such loss, claim, damage, liability or expense (i) to the extent such loss, claim, damage, liability or expense arises out of or is based upon any violation of the covenants in Section 3 or of any federal or state securities laws, rules or regulations committed by any of the Shareholder Indemnified Parties (or any agent, broker-dealer or underwriter engaged by any of them) or (ii) if the untrue statement, omission or allegation thereof upon which such losses, claims, damages, liabilities or expenses are based (x) was made in reliance upon and in conformity with the information provided by a Shareholder Indemnified Party specifically for use or inclusion in the Registration Statement, or (y) was made in any Prospectus used after such time as Pride advised the Shareholders that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of Pride hereunder to keep the Registration Statement effective and current has expired.

          (b) Each Shareholder will, and will cause each of its Affiliated Selling Shareholders to, indemnify and hold harmless Pride, its directors and officers and each person, if any, who controls Pride within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Pride Indemnified Parties"), from and against any losses, claims, damages or liabilities, joint or several, to which the Pride Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the information provided by such Shareholder or any of its Affiliated Selling Shareholders specifically for use or inclusion in the Registration Statement, or (ii)

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the use of any Prospectus after such time as Pride has advised such Shareholder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, or (iii) the use of any Prospectus after such time as the obligation of Pride hereunder to keep the Registration Statement effective and current has expired, or (iv) any violation by such Shareholder or any of its Affiliated Selling Shareholders, their respective directors or officers or any person who controls or is controlled by such Shareholder or such Affiliated Selling Shareholders within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (or any agent, broker-dealer or underwriter engaged by such Shareholder or any such controlling person) of the covenants in Section 3 or of any federal or state securities law or rule or regulation thereunder; and, subject to Section 5(c), such Shareholder will, and will cause each of its Affiliated Selling Shareholders to, reimburse the Pride Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability. Notwithstanding the foregoing, the liability of any Shareholder and its Affiliated Selling Shareholders under this Section 5(b) shall be limited to the amount equal to the proceeds from the sale of the Shares sold by such Shareholder and its Affiliated Selling Shareholders unless such liability is based on willful misconduct. The indemnification obligations of SWD, Beacon and their Affiliated Selling Shareholders on the one hand and SFI, Transocean and their Affiliated Selling Shareholders on the other hand in this
Section 5(b) shall be several and not joint.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense or, if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent that the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding; it being understood and agreed that the failure to so notify the Indemnifying Party of a binding settlement agreement or a judgment or award with respect to a claim, action or proceeding prior to execution of such settlement agreement or the entry of such judgment or grant of such award shall constitute actual prejudice to the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such

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Indemnified Party's behalf, it being understood, however, that the Indemnifying
Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be unreasonably withheld), but if settled with its written consent or, if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for under this Section 5 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any losses, claims, damages or liabilities referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Indemnifying Party, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Shares and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnifying Party as a result of the losses, claims, damages or liabilities referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing provisions of this Section 5(d), a Shareholder and its Affiliated Selling Shareholders shall not be required to contribute pursuant to this
Section 5(d) any amount in excess of the amount by which the proceeds received by such Shareholder and its Affiliated Selling Shareholders from the sale of the Shares in the transaction on which such action or claim is based exceeds the amount of any damages such Shareholder Affiliated Selling Shareholders have otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          6. No Third-Party Beneficiaries. NOTHING CONTAINED IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON,

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OTHER THAN THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS,
ANY RIGHTS, REMEDIES OR OBLIGATIONS UNDER, OR BY REASON OF, THIS AGREEMENT.

          7. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior understandings and agreements, with respect to the subject matter hereof.

          8. Notices. All notices and other communications under this Agreement shall be in writing and sent by (i) personal delivery (including courier service), (ii) telecopier during normal business hours to the number indicated below, or (iii) first class or registered or certified mail, postage prepaid and addressed as follows (or to such other addresses and telecopier numbers as either party may designate by notice to the other party) (any communication being deemed given upon receipt):

               If to Shareholders, to:

               Sea Wolf Drilling Limited
               c/o The Beacon Group Energy Investment Fund, L.P. 1221 Avenue of the Americas, 40th Floor
               New York, NY 10020
               Attention:     Bryan Martin, Fax (212) 899-3537
                              Joseph Kopilak, Fax (917) 464-2488
                              JP Morgan Partners, Fax (212) 899-3401

               and to:

               Transocean Sedco Forex
               4 Greenway Plaza
               Houston, Texas 77252
               Attention: Corporate Secretary
               Fax: (713) 232-7600

               and to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, NY 10004-1980
               Attention:  Sanford Krieger
               Fax: (212) 859-4000

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

               If to Pride at:

               Pride International, Inc.
               5847 San Felipe, Suite 3300
               Houston, Texas 77057
               Attention: General Counsel
               Fax: (713) 914-9796

          9. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be set forth in an instrument in writing signed by each party. Each party may waive compliance by the other party with any agreements of such party or the fulfillment of any of the conditions to its own obligations set forth herein. Any agreement on the part of any party to any such waiver shall be valid only if set forth in an instrument in writing signed by such party. No waiver by either party of any default, misrepresentation or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

          10. Assignment; Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by any party without the prior written consent of the other parties. For purposes of this Agreement, permitted assigns shall be limited to the respective Affiliates of the Shareholders and no prior written consent shall be required for an assignment of a Shareholder's rights to one or more of its Affiliates; provided that no such assignment shall relieve any Shareholder of its obligations hereunder.

          11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          12. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

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

          14. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement. Any reference in this Agreement to any law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean "including without limitation".

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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         PRIDE INTERNATIONAL, INC.


                         By:    /s/   ROBERT W. RANDALL
                             --------------------------
                              Name:  Robert W. Randall
                              Title: Vice President

                         SWD, LLC

                         By: THE BEACON GROUP ENERGY INVESTMENT FUND, L.P., its Member

                         By:  BEACON ENERGY INVESTORS, LLC, its general partner

                         By:  ENERGY FUND GP, Inc., a Member


                         By:    /s/  BRYAN MARTIN
                             --------------------------
                              Name:   Bryan Martin
                              Title:  Authorized Signatory


                         THE BEACON GROUP ENERGY INVESTMENT FUND, L.P.

                         By:  BEACON ENERGY INVESTORS, LLC, its general partner

                         By:  ENERGY FUND GP, Inc., a Member


                         By:    /s/   BRYAN MARTIN
                             -------------------------
                              Name:   Bryan Martin
                              Title:  Authorized Signatory


                      [signatures continued on next page]

                           TRANSOCEAN SEDCO FOREX, INC.


                         By:   /s/    JEAN P. CAHUZAC
                             ----------------------------
                              Name:   Jean P. Cahuzac
                              Title:  Executive Vice President


                         SEDCO FOREX INTERNATIONAL, INC.


                         By:   /s/    WILLIAM TURCOTTE
                             -----------------------------
                              Name:   William Turcotte
                              Title:  Assistant Secretary

                                       13